THIRD AMENDMENT TO
                                   SECOND AMENDED AND RESTATED AGREEMENT
                                           OF LIMITED PARTNERSHIP
                                                     OF
                                        SYDNEY ENGEL ASSOCIATES L.P.


        This Third Amendment to the Second Amended and Restated Agreement of Limited Partnership ("Second Amendment") of SYDNEY ENGEL ASSOCIATES L.P. is made and entered into as of the 18th day of April, 1997, by and among the undersigned parties.

        WHEREAS, as of June 1, 1990, THE ENGEL GROUP, INC., a New York corporation with an office at 124 Atlantic Avenue, Lynbrook, New York 11563 ("Engel"), THE RICHMAN GROUP, INC., a Delaware corporation with an office at 599 West Putnam Avenue, Greenwich, Connecticut 06830 ("Richman") and TWIN CASTLE GROUP INC., a New York corporation with an office at 550 Brush Avenue, Bronx, New York 10465 ("Twin Castle") (Engel, Richman and Twin Castle sometimes hereinafter being referred to collectively as the "Original General Partners") and AMERICAN TAX CREDIT PROPERTIES III L.P., a Delaware limited partnership with an office c/o Richman (the "Limited Partner") entered into the Second Amended and Restated Agreement of Limited Partnership (the "Agreement") of Sydney Engel Associates L.P. (the "Partnership"); and

        WHEREAS, as of March 24, 1997, the Original General Partners and the Limited Partner entered into a First Amendment of the Agreement, which inter alia, authorized the execution of a Certificate of Adoption of the Revised Limited Partnership Act (Article 8-A of the Partnership Law of the State of New
York) (the "Revised Act") and an Amendment thereto changing the name of the Partnership to Sydney Engel Associates L.P.

        WHEREAS, as of today's date, and immediately prior to the execution of this Agreement, the Original General Partners and the Limited Partner entered into a Second Amendment of the Agreement, which, inter alia, effectuated the withdrawal of Twin Castle as a General Partner and the acquisition of its interest by the Partnership ;

        WHEREAS,  the parties now desire to enter into this Third  Amendment  to
(i) continue the Partnership, (ii) effect the withdrawal of Twin Castle as a General Partner and the transfer of its interest to the Partnership, (iii) reassign the interests of the Partners, and (iv) authorize the filing of a Certificate with the New York State Department of State reflecting the interest of Engel as the sole General Partner.

        NOW, THEREFORE, in consideration of the foregoing, of mutual promises of the parties hereto and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to continue the Partnership pursuant to the Revised Act, as set forth in this Third Amendment, as follows:

        1. All initially capitalized terms shall have the meanings ascribed to them in the Agreement, unless otherwise provided herein. This Agreement may be signed in counterparts.

        2. Upon the execution of the Third Amendment by the parties hereto, the Managing General Partner (i.e., Engel) shall take all actions necessary and appropriate to assure the prompt filing of a Certificate of Amendment pursuant to Section 121-202 of the Revised Act reflecting the withdrawal of Twin Castle and Richman as General Partners. (This obviates the need for filing the Certificate contemplated in the Second Amendment.) All fees for the filing shall be paid out of the Partnership's assets.

        3. Selected definitions in Article II ("DEFINED TERMS") of the Agreement are hereby amended, as follows:

        "Act" means the Uniform Limited Partnership Act of the State, except that, as of March 27, 1997, with the filing of the Certificate of Adoption with the New York State Department of State, the Revised Limited Partnership Act shall control.

        "Final Closing" means the occurrence of the following: (i) Substantial Completion and (ii) the conversion of the Construction Loans to Mortgage Loans as of the date hereof.

        "General Partners" or "General Partner" means The Engel Group, Inc. and any other Person admitted as a general partner pursuant to this Agreement, and their respective successors pursuant to this Agreement, including the provisions of Sections 6.03, 8.01 and 8.13.

        "Partnership" means Sydney Engel Associates L.P.

        "Special  Limited  Partner"  [new]  means  "The  Richman  Group,   Inc."
formerly, a General Partner), which may be considered to be a Limited Partner, except as may be specifically provided in the Agreement.

        4. (a) Schedule A of the Agreement as referred to in Section 5.01 thereof, is amended to reflect the withdrawal of Twin Castle and Richman as General Partners and the addition of Richman as Special Limited Partner:



General Partner                                  Partnership Interest
The Engel Group, Inc.                                    2/3%

Limited Partner
American Tax Credit Properties III L.P.                  99%

Special Limited Partner
The Richman Group                                        1/3%


            (b) The execution of this Third Amendment by the Limited Partner constitutes its consent to the conversion described herein and to the amendment of the Agreement pursuant to Article XIV thereof.

        5. The withdrawal of Richman as a General Partner from the Partnership does not constitute its disclaimer and renunciation of any further fees, profits or other payments arising out of or pertaining to the Partnership and/or the Project, including but not limited to fees, profits or other payments arising out of the Partnership Administration Services Agreement by and among Engel, Richman and Twin Castle and the Development Agreement by and among Sydney Engel, Richard P. Richman and Michael Contillo, both dated June 1, 1990. The parties hereto acknowledge and agree that Richman shall continue to enjoy the benefits and assume the burdens under such Agreements, as if it were still a General Partner. Similarly, Richman may not obtain any of the aforesaid payments otherwise due to General Partners if fees are withheld pursuant to Section 8.12.

        6. Section 11.01(a) provides that , "to the extent that the Partnership does not distribute at least $5,000 to the Investment Partnership (from Net Cash Flow or otherwise) in any year, the General Partners... hereby covenant that they (sic) will pay to the Investment Partnership in any year an amount equal to such shortfall..." It is agreed between the Engel and Richman, that if Engel is obligated to make such payment that Richman will pay one-third of such amount due.

        7  Section   11.03(a)(iii)  is  amended  to  read:  "...  third,   gain
in excess of the amount allocated under (i) and (ii) shall be allocated 50.50% to the General Partner and the Special Limited Partner in accordance with their respective Partnership Interests and 49.50% to the Investment Partnership."

        8 (a) Section 11.04(e) is amended to reflect that the sum remaining from the sale and liquidation of Partnership Property shall be distributed to the General Partners and the Special Limited Partner (in accordance with their respective Partnership Interests) until they have received an amount equal to their Capital Contributions, reduced by all cash previously distributed to them pursuant to Section 11.04.

        8 (b) Section 11.04(g) is amended and clarified to provide that the residual proceeds from the sale and liquidation of Partnership Property and the net proceeds from the sale of Partnership Property or refinancing of the Apartment Complex or a Capital Transaction shall be made 50.50% to the General Partner and the Special Limited Partner in accordance with their respective Partnership Interests and 49.50% to the Investment Partnership.

        9 Section 16.08 of the Agreement is amended to provide for notices to be sent to Engel, Richman and the Investment Partnership to the addresses set forth on the first page of this Agreement.

        Copies of Notices to the Limited Partners shall be sent to:

               Peabody & Brown
               1255 23rd Street, NW
               Washington, D.C.  20037-1170
               Attention:  Herbert F. Stevens, Esq.

        Copies of Notices to Engel shall be sent to:

               Hirschen & Singer
               36 West 44th Street, Suite 712
               New York, N.Y.  10036
               Attention:  Richard C. Singer, Esq.


        IN WITNESS WHEREOF, the parties have affixed their signatures to this Third Amendment to the Second Amended and Restated Agreement of Limited
Partnership of Sydney Engel Associates L.P. as of the date first above written.

                                GENERAL PARTNER:
ATTEST/WITNESS:                                  THE ENGEL GROUP, INC.


                              By: /s/ Sydney Engel
                                                       Sydney Engel, President

                                                 WITHDRAWING GENERAL PARTNER &
                                                 SPECIAL LIMITED PARTNER:


ATTEST/WITNESS:                                  THE RICHMAN GROUP, INC.


/s/ Ann H. McGuire                           By:  /s/ Richard P. Richman
                                        Richard P. Richman, President

                                LIMITED PARTNER:

                          AMERICAN TAX CREDIT PROPERTIES III L.P.

                     By:  Richman  Tax  Credit  Properties  III L.P.,  its
                                 general partner

ATTEST/WITNESS:         By: Richman Housing Credits Inc., its general partner


/s/ Mary K. Holzer                        By:  /s/ David Salzman
                                            David Salzman, Vice President


STATE OF NEW YORK                 )
                             )      SS.:
COUNTY OF NEW YORK             )

        On this day of April, 1997, before me personally came Sydney Engel, to me known, who being by me duly sworn, did depose and say that he resides at , New York; that he is the President of THE ENGEL GROUP, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.



                                  Notary Public

STATE OF CONNECTICUT          )
                             )      SS.:  Greenwich
COUNTY OF FAIRFIELD              )

        On this 18th day of April, 1997, before me personally came Richard P. Richman to me known, who being by me duly sworn, did depose and say that he resides at 7 Dwight Lane, Greenwich, CT, 06831, that he is the President of THE RICHMAN GROUP, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                                   /s/ Mary K. Holzer
                                  Notary Public


STATE OF CONN.                          )
                             )      SS.: Greenwich
COUNTY OF FAIRFIELD              )

        On this 18th day of April, 1997, before me personally came DAVID SALZMAN, to me known, who being by me duly sworn, did depose and say that he resides at 12 Varian Lane, Scarsdale, NY, 10583; that he is the Vice-President of RICHMAN HOUSING CREDITS INC., the corporation described in and which executed the foregoing instrument; which corporation is the general partner of Richman Tax Credit Properties III L.P., the general partner of AMERICAN TAX CREDIT PROPERTIES III L.P., the limited partnership which executed the foregoing instrument; that the execution of the instrument by AMERICAN TAX CREDIT
PROPERTIES III L.P. was duly authorized according to the Limited Partnership Agreement; that RICHMAN HOUSING CREDITS INC., the general partner of its general partner, executed the instrument on behalf of the limited partnership pursuant to said authorization and that he signed his name thereto by order of the board of directors of said corporation.


                                                   /s/ Ann H. McGuire
                                  Notary Public